UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6701 Koll Center Parkway Suite 120 Pleasanton, CA 94566
(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (925) 223-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective Monday, April 17, 2017, Kenneth Traverso, ceased to serve as Vice President & General Manager of Newborn Care of Natus Medical Incorporated and as a named executive officer of Natus. Mr. Traverso will remain with the Company and will lead the North American Otometrics sales and service organization.

Jonathan Kennedy, Executive Vice President and Chief Financial Officer, will assume the role and duties of General Manager of Newborn Care.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Date: April 19, 2017	By:	/s/ Jonathan A. Kennedy
Jonathan A. Kennedy
Executive Vice President Finance & Chief Financial Officer